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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): June 30, 1999

                            FOAMEX INTERNATIONAL INC.
                                   FOAMEX L.P.
                           FOAMEX CAPITAL CORPORATION

             (Exact name of registrant as specified in its charter)

Delaware                           0-22624                      05-0473908
Delaware                           1-11432                      05-0475617
Delaware                           1-11436                      22-3182164
(State or other                (Commission File                (IRS Employer
jurisdiction of                    Number)                  Identification No.)
incorporation)

1000 Columbia Avenue, Linwood, PA                                      19061
(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code: (610) 859-3000

                                 Not Applicable

          (Former name or former address, if changed from last report)


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Item 5. Other Events

     On June 30, 1999, Foamex International Inc. (the "Company") issued a press release announcing that Foamex L.P. and Foamex Carpet Cushion, Inc., two of its wholly owned subsidiaries, had amended their bank credit agreements to reset their financial and operating covenants. The Company had previously received waivers of certain provisions of such credit agreements through June 30, 1999.

Item 7. Financial Statements and Exhibits

     (a) Financial Statements of businesses acquired:

                  None.

     (b) Pro Forma financial information:

                  None.

     (c) Exhibits:

     99.1 Press Release of Foamex International Inc., dated June 30, 1999 regarding amendments to the Foamex L.P. and Foamex Carpet Cushion, Inc. bank credit agreements.

     4.4.34 Amended and Restated Foamex Pledge Agreement, dated as of June 30, 1999 made by Foamex L.P. in favor of Citicorp U.S.A. Inc. as Collateral Agent.

     4.4.35 Amended and Restated Partnership Pledge Agreement, dated as of June 30, 1999 by FMXI, Inc. and Foamex International Inc. in favor of Citicorp U.S.A. Inc. as FII Intercreditor Collateral Agent.

     4.10.11 Foamex L.P. Credit Agreement, dated June 12, 1997, as amended and restated as of February 27, 1998 as further amended and restated as of June 29, 1999 among Foamex L.P., FMXI, Inc., the institutions from time to time party thereto as lenders, the institutions from time to time party thereto as issuing banks and Citicorp USA, Inc. and the Bank of Nova Scotia as Administrative Agents.

     4.10.12 Amendment No. 3 to Foamex Carpet Cushion Inc. Credit Agreement, dated June 30, 1999.

     4.10.13 Foamex International Pledge Agreement, dated June 30, 1999, made by Foamex International in favor of Citicorp U.S.A. Inc. as FII Intercreditor Collateral Agent.

     4.12.3 Amendment to Promissory Note of Foamex L.P. in favor of Foam Funding LLC dated as of June 30, 1999.

     4.12.4 Amendment to Promissory Note of Foamex Carpet Cushion, Inc. in favor of Foam Funding LLC dated as of June 30, 1999.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       FOAMEX INTERNATIONAL INC.


                                       /s/ John G. Johnson, Jr.
                                       ---------------------------------
                                       Name:  John G. Johnson, Jr.
                                       Title: Chief Executive Officer, President


                                       FOAMEX L.P.

                                       BY FMXI, Inc.
                                        its Managing General Partner


                                       /s/ George L. Karpinski
                                       ---------------------------------
                                       Name:  George L. Karpinski


                                       FOAMEX CAPITAL CORPORATION


                                       /s/ George L. Karpinski
                                       ---------------------------------
                                       Name:  George L. Karpinski


July 12, 1999


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                                  EXHIBIT INDEX
Exhibit
-------

99.1 Press Release of Foamex International Inc., dated June 30, 1999 regarding amendments to the Foamex L.P. and Foamex Carpet Cushion, Inc. bank credit agreements.

4.4.34 Amended and Restated Foamex Pledge Agreement, dated as of June 30, 1999 made by Foamex L.P. in favor of Citicorp U.S.A. Inc. as Collateral Agent.

4.4.35 Amended and Restated Partnership Pledge Agreement, dated as of June 30, 1999 by FMXI, Inc. and Foamex International Inc. in favor of Citicorp U.S.A. Inc. as FII Intercreditor Collateral Agent.

4.10.11 Foamex L.P. Credit Agreement, dated June 12, 1997, as amended and restated as of February 27, 1998 as further amended and restated as of June 29, 1999 among Foamex L.P., FMXI, Inc., the institutions from time to time party thereto as lenders, the institutions from time to time party thereto as issuing banks and Citicorp USA, Inc. and the Bank of Nova Scotia as Administrative Agents.

4.10.12 Amendment No. 3 to Foamex Carpet Cushion Inc. Credit Agreement, dated June 30, 1999.

4.10.13 Foamex International Pledge Agreement, dated June 30, 1999, made by Foamex International in favor of Citicorp U.S.A. Inc. as FII Intercreditor Collateral Agent.

4.12.3 Amendment to Promissory Note of Foamex L.P. in favor of Foam Funding LLC dated as of June 30, 1999.

4.12.4 Amendment to Promissory Note of Foamex Carpet Cushion, Inc. in favor of Foam Funding LLC dated as of June 30, 1999.


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